UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2009

Item 1. Report to Stockholders.


Calvert Tax-Free Reserves

  Money Market Portfolio
  Tax-Free Bond Fund
  (formerly Long-Term Portfolio)

Annual Report

December 31, 2009

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TABLE OF CONTENTS
2	President's Letter
5	Portfolio Management Discussion
13	Shareholder Expense Example
15	Report of Independent Registered Public Accounting Firm
16	Statements of Net Assets
37	Notes to Statements of Net Assets
38	Statements of Operations
40	Statements of Changes in Net Assets
43	Notes to Financial Statements
54	Financial Highlights
58	Explanation of Financial Tables
60	Proxy Voting
61	Availability of Quarterly Portfolio Holdings
61	Basis for Board's Approval of Investment Advisory Contract
66	Trustee and Officer Information Table

[photo]

Barbara Krumsiek
Calvert CEO and President

Dear Shareholder:

In a year of dramatic reversals, the global financial markets staged a remarkable recovery in 2009, coming back from the brink of collapse thanks to unprecedented rescue measures by governments and central banks around the world. In the U.S., aggressive fiscal and monetary policies, including a target federal funds interest rate near zero percent, seemed to hit their mark. By year-end, we saw a more stable economy and surprisingly robust markets.

The year opened with most markets worldwide moving steadily lower in response to the burgeoning credit crisis and continued global economic malaise. In the U.S., investors abandoned any type of investment perceived to have credit or liquidity risk, instead favoring Treasuries, CDs, and money-market funds, despite their low yields.

Fixed-Income Markets Finish Strong in 2009

As the year progressed, however, investor sentiment increasingly shifted from risk aversion to an appetite for securities with higher yield and total-return potential, fueling rallies in many sectors of the bond market, stocks, and commodities.

Municipal bonds ended the year with one of their biggest 12-month gains on record, with the Barclays Capital Municipal Bond Index up 12.91% for 2009. Returns for money-market funds remained relatively flat, reflecting the fact that the Federal Reserve (Fed) held its short-term benchmark interest rate at 0% to 0.25%. Corporate bonds staged a dramatic rally in 2009. In fact, the year's biggest gainers in the U.S. markets were high-yield corporate bonds, which were up 57.51% as measured by the BofA Merrill Lynch High Yield Master II Index. Treasuries, which had positive returns in 2008, ended 2009 in negative territory.

Our Fund Strategies

The shifting market scenario in 2009 presented both challenges and opportunities for Calvert's fixed-income funds. Our tax-exempt municipal strategies were conservatively positioned in 2009 and as a result struggled versus their benchmarks due to their short relative durations and higher credit quality. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.) During the 12-month period, lower-quality securities outperformed higher-quality issues and the shape of the municipal yield curve provided longer-maturity securities with a significant yield advantage over shorter maturities. Yield levels throughout the money-market industry were at historic lows.

In August, we introduced Calvert Tax-Free Bond Fund, merging three of Calvert's tax-advantaged fixed-income portfolios into this Fund.1 Led by veteran Calvert municipal bond fund manager Tom Dailey, Calvert Tax-Free Bond Fund's investment strategy is relatively free of maturity and geographic restrictions, providing investment flexibility across the entire range of municipal market securities and the yield curve. Over the long term, we believe that this expanded strategy will prove rewarding for our tax-free Fund shareholders.

Out of the Woods, but Challenges Remain

Despite the heady market gains of 2009, an undercurrent of caution remains as investors reassess the markets and the outlook for continued economic recovery. Substantial amounts of savings and retirement assets remain parked in money market funds and other very conservative investments.2

We believe this caution is not entirely misplaced. Looking ahead, while economic recovery appears to be on track, substantial challenges remain. The jobless rate is still high, the housing and credit markets remain weak, and consumer spending is still sluggish. Governments at all levels are facing major fiscal challenges and budget deficits. Credit-quality concerns in Dubai and Greece have raised questions about the credit quality of the sovereign debt of other countries as well.

On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Fed and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

One of the pivotal questions investors now face is how the markets and economy will respond when the government removes the unprecedented amounts of fiscal and monetary stimulus from the system. As part of a program that is scheduled to stop by the end of March 2010, for example, the federal government bought the majority of the new mortgage-backed bonds that Fannie Mae and Freddie Mac issued in 2009.

On the positive side, the housing market appears to have bottomed, businesses have trimmed inventories and are positioned for future growth, and banks are better capitalized and generally stronger. These factors, combined with the Fed's pledge to keep interest rates low for "an extended period," should, in our opinion, help stabilize the economic recovery.

Stay Current with Your Financial Advisor

As we move from the worst recession in 50 years toward economic recovery, we believe that a flexible investment strategy and rigorous credit research--hallmarks of Calvert's fixed-income management strategy--will be especially vital portfolio management tools.

In view of the market's volatility over the past two years, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Discuss your current fixed-income allocations with your advisor to ensure that they are well-diversified and appropriate given your financial goals and investment time horizon.

We encourage you to visit our award-winning web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

/s/Barbara J. Krumsiek

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2010

1. On July 31, 2009, Calvert Tax-Free Reserves (CTFR) Limited-Term Portfolio, CTFR Vermont Municipal Portfolio, and Calvert National Municipal Intermediate Fund merged into Calvert Tax-Free Bond Fund, which was formerly called CTFR Long-Term Portfolio.

2. The Wall Street Journal, "U.S. Resuscitated the Credit Markets, but Work Remains," January 4, 2010.

For more complete information on any Calvert Fund, call your advisor or visit our Web site for a prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Past performance is no guarantee of future results. Please keep in mind investment in mutual funds involves risk, including possible loss of principal invested.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

CTFR Money Market Portfolio

Thomas A. Dailey
Portfolio Manager

Performance

For the one-year period ended December 31, 2009, Calvert Tax-Free Reserves Money Market Portfolio (Class O shares) returned 0.07% versus the 0.16% return of the Lipper Tax-Exempt Money Market Average. The Portfolio's relatively high credit quality restrained its relative performance somewhat.

Investment Climate

In the early months of 2009, the U.S. markets and economy remained in trouble. In the first quarter, the economy contracted at its worst rate in 50 years and there was persistent consumer price deflation. Stocks fell and risk premiums on corporate bonds, which measure the difference in yield between corporate bonds and Treasuries with comparable maturities, reached new highs. Although money markets functioned better, the capital markets effectively were open only to government-guaranteed borrowers.

Worried policymakers went to work. In February, Congress passed stimulus legislation that contained programs designed to support credit markets. In March, the Federal Reserve (Fed) announced it would purchase large amounts of government bonds and as well as restart the market for loan securitization. The Federal Deposit Insurance Corporation (FDIC) program that guaranteed debt issued by commercial banks kept the bond market open for bank borrowers. In April, the Treasury Department started a program to support municipal bond issuance, Build America Bonds. In early May, the government announced the results of its bank capital stress test results, and Troubled Asset Relief Program (TARP) money continued to flow. The combination of passing panic and unprecedented government support allowed the economy and capital markets to reach a bottom.

The remainder of the year featured the beginning of economic recovery and unclogged debt markets for corporate borrowers and municipalities. Interest rates on corporate and municipal bonds fell, and borrowers accessed the market in large volume. The volume of municipal debt issuance in 2009 was the second-highest of any year on record. There were big rallies in stocks, corporate and municipal bonds, and commodities, which all had performed poorly in 2008. Government bonds, the big winners in 2008, underperformed in 2009, with Treasuries posting losses. The 10-year Treasury note's yield rose 1.58 percentage points to 3.83% at the end of the year.

Money-market rates remained yoked to the federal funds rate at near zero percent. Once the panic passed and the rally gained strength, investors with higher tolerance for risk moved out of money markets into riskier asset classes and helped further fuel the rally. Housing prices showed signs of bottoming as housing inventory levels fell. Household net worth started to recover. The economy grew in the second half of 2009, and economists predict that headline consumer price deflation has ended.1

Portfolio Strategy

In seeking our goals of principal preservation and liquidity, we primarily invested in municipal variable-rate demand notes and pre-refunded tax-exempt municipal notes with maturities as long as one year. The issuers of the pre-refunded notes escrow the proceeds from the notes in securities issued by the U.S. Treasury and/or government-related agencies. Our use of variable-rate demand notes (most of which reset to market rates weekly) provides the Portfolio with much desired liquidity.

Our Portfolio, like all money market funds, is subject to stringent guidelines, which were established under the Investment Company Act of 1940 and influence credit quality, maturity, and liquidity standards for money-market funds. Calvert also applies additional diversification guidelines designed to further limit risk.

Outlook

Looking ahead, in 2010 the withdrawal of some of the massive government stimulus will challenge the markets and economy. Severe financial crises can take years to resolve. Banks are weak, lending is tight, and the entire economy is weighed down by too much debt. Mindful of history, policymakers will be very careful not to withdraw stimulus too fast and cut the recovery short. That said, in the first half of 2010, the Fed plans to complete the closing of credit market support programs and facilities and to drain some of the swollen monetary base. If the economy continues to recover after these actions, the next step would be an increase in the target federal funds rate.

The Federal Reserve has effectively nailed down short-term interest rates. As a result, money-market yields currently remain at historic lows. When the federal funds rate eventually does begin to increase, the variable-rate demand notes held by our Portfolio will react immediately, helping quickly to pass changes in short-term rates along to our investors.

Though money-market rates have reached extremely low levels, the total net assets of both taxable and tax-exempt money market funds in the industry was $3.261 trillion as of December 2009. This indicates that despite the low yields, money market investors continue to value the stability and liquidity that the money market has historically provided and suggests that investors value return of principal over return on principal.

January 2010

CTFR Money Market Portfolio
Portfolio statistics
weighted average maturity
12.31.09	17 days
12.31.08	25 days

investment allocation (% of Total investments)
Municipal Variable Rate Demand Notes	88%
Other Municipal Notes	12%
Total	100%

Class O Average Annual return* as of 12.31.09
1 year	0.07%
5 year	1.91%
10 year	1.79%

7-day simple/effective yield
as of 12.31.09
Class O	.01%/.01%

1. December Wall Street Journal Survey of Professional Forecasters

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert.com for current performance data.

Tax-Free Bond Fund

Thomas A. Dailey
Portfolio Manager

Performance

For the one-year period ended December 31, 2009, Calvert Tax-Free Bond Fund (Class A shares at NAV) returned 9.50% versus the 12.91% return of the Barclays Capital Municipal Bond Index.1 The fund's shorter duration versus the Index and its greater allocation to higher quality bonds relative to the Index were the primary drivers of underperformance relative to the Index.

Note: on July 31, 2009, three of Calvert's tax-exempt bond funds2 merged into Calvert Tax-Free Bond Fund, which was called Calvert-Tax Free Reserves Long-Term Portfolio prior to the merger. In terms of portfolio strategy, shareholders also amended the Fund's Principal Investment Strategies to permit the Fund to have a fl exible duration with no upper or lower limit on average maturity or average duration.

Investment Climate

In the early months of 2009, the U.S. markets and economy remained in trouble. In the first quarter, the economy contracted at its worst rate in 50 years and there was persistent consumer price deflation. Stocks fell and risk premiums on corporate bonds, which measure the difference in yield between corporate bonds and Treasuries with comparable maturities, reached new highs.

Worried policymakers went to work. In February, Congress passed stimulus legislation that contained programs designed to support credit markets. In March, the Federal Reserve (Fed) announced it would purchase large amounts of government bonds as well as restart the market for loan securitization. The Federal Deposit Insurance Corporation (FDIC) program that guaranteed debt issued by commercial banks kept the bond market open for bank borrowers. In April, the Treasury Department started a program to support municipal bond issuance through "Build America Bonds." In early May, the government announced the results of its bank capital stress tests, and Troubled Asset Relief Program (TARP) money continued to flow. The combination of passing panic and unprecedented government support allowed the economy and capital markets to reach a bottom.
Fund Information asset allocation tax-exempt bonds NASDAQ symbol CTTLX CUSIP number 131620-30-4
	Tax-Free Bond Fund Total Return at NAV	Lipper General Muni. Debt Funds Avg .	Barclays Capital Municipal Bond Index
1 year	9.50%	16.85%	12.91%
5 year*	2.79%	2.91%	4.32%
10 year*	4.78%	4.59%	5.75%

Total Return at NAV does not reflect the deduction of the Portfolio's maximum front-end sales charge of 3.75%.

* Average Annual Return

The remainder of the year featured the beginning of economic recovery and unclogged debt markets for corporate borrowers and municipalities. Interest rates on corporate and municipal bonds fell, and borrowers accessed the market in large volume. The volume of municipal debt issuance in 2009 was the second-highest of any year on record. There were big rallies in stocks, corporate and municipal bonds, and commodities, which all had performed poorly in 2008. Government bonds, the big winners in 2008, underperformed in 2009, with Treasuries posting losses. The 10-year Treasury note's yield rose 1.58 percentage points to 3.83% at the end of the year.

Later in 2009, housing prices showed signs of bottoming as housing inventory levels fell. Household net worth started to recover. The economy grew in the second half of 2009, and economists predict that headline consumer price deflation has ended.3

Portfolio Strategy

Municipal market rates rallied strongly in 2009, with yields on AAA rated short-term bonds in the two- to four-year maturity range declining approximately 120 basis points and long-term yields in the 15- to 30-year range declining roughly 100 basis points (a basis point is 0.01 percentage points). Lower-grade municipals in the BBB category experienced an even stronger rally during the year, with yields declining roughly 200 basis points across all maturities.

There were a number of reasons for the strong rally in municipals in 2009. Even though overall municipal debt issuance was very high during the year, many issuers borrowed for the long term utilizing the taxable Build America Bonds program, thereby limiting the supply of available tax-exempt municipals. Once the market began to settle down from the events of 2008, municipal investors began to search for yield and, with short rates effectively pegged near 0%, they began to look at bonds with longer maturities and lower credit ratings in the search for income. In effect, 2009 saw more buyers than sellers, which was the reverse of 2008.

After the merger in July, the Fund's duration then stood at 3.95 years versus the Index's duration of 6.45 years. By year end, the Fund's duration was 5.91 years versus 5.78 years for the Index. In order to achieve the extension of duration, we sold shorter-term municipal securities with high coupons and selectively added attractively priced longer-term securities to take advantage of the very steep yield curve.

However, the Fund's relatively short duration for the majority of the year negatively impacted portfolio performance. Also, the Fund was underweighted in riskier, lower-rated bonds that were among the strongest-performing municipal sectors during the year. In addition, several of the non-performing bonds in the portfolio were marked down in price, further contributing to underperformance versus the Index.

The Fund's allocations to higher-quality securities, including pre-refunded bonds, tax-supported state and local debt, and education and hospital bonds, made positive contributions to relative performance. Longer duration bonds, which rallied strongly during the quarter, aided performance as well.
ECONOMIC SECTORS
(% of Total investments)
Airport	1.4%
Bond Bank	1.4%
Education	3.0%
Electric	2.5%
Health/Hospital	16.1%
Higher Education	5.2%
Housing	4.6%
Industrial Development Revenue/Pollution Control Revenue	9.1%
Lease/Certificate of Participation	2.4%
Local General Obligation	16.5%
Multifamily Housing	5.1%
Other Revenue	0.6%
Other Transportation	3.4%
Prerefunded /Escrow to
Maturity	9.0%
Resource Recovery	1.1%
Special Tax	2.7%
State General Obligation	6.8%
Transportation	3.5%
Water & Sewer	5.6%
Total	100%

Portfolio statistics
weighted average maturity
12.31.09	10 years
12.31.08	14 years

effective duration
12.31.09	5.91 years
12.31.08	6.54 years

monthly dividend yield
12.31.09	2.94%
12.31.08	3.80%

SEC yield
12.31.09	3.02%
12.31.08	4.27%

Average annual total return 12.31.09
1 year	5.37%
5 year	2.01%
10 year	4.37%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.

*Source: Lipper Analytical Services, Inc.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 0.93%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Outlook

Looking ahead, in 2010 the withdrawal of some of the massive government stimulus will challenge the markets and economy. Severe financial crises can take years to resolve. Banks are weak, lending is tight, and the entire economy is weighed down by too much debt. Mindful of history, policymakers will be very careful not to withdraw stimulus too fast and cut the recovery short. That said, in the first half of 2010, the Fed plans to complete the closing of credit market support programs and facilities and to drain some of the swollen monetary base. If the economy continues to recover after these actions, the next step would be an increase in the target federal funds rate. After the huge rally of 2009, the easy gains have been made in bonds. Careful sector and issue selection as well as anticipation of Fed policy actions will be the keys to successfully navigating the bond market in 2010.

Over the long term, we expect to see demand for municipals continue to grow as more baby boomers enter their retirement years and search for dependable sources of income. If, as many expect, federal income tax rates rise, then the value of the tax-exempt component of municipal bonds will also increase, which will serve to keep demand strong.

While higher risk taking was rewarded in 2009, we intend to continue our conservative and prudent risk management strategy in our search for securities.

January 2010

1. Formerly known as the Lehman Municipal Bond Index

2. Calvert Tax-Free Reserves Limited-Term and Vermont Portfolios and Calvert National Municipal Intermediate Fund

3. December Wall Street Journal Survey of Professional Forecasters

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Class O	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,000.10	$2.56

Hypothetical	$1,000.00	$1,022.65	$2.59
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Tax-Free Bond	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09

Actual	$1,000.00	$1,030.30	$4.66

Hypothetical	$1,000.00	$1,020.61	$4.64
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of the Calvert Tax-Free Reserves Money Market and Tax-Free Bond Portfolios (collectively, the Portfolios), each a series of Calvert Tax-Free Reserves, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Reserves Money Market and Tax-Free Bond Portfolios as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Philadelphia, Pennsylvania
February 24, 2010

MONEY MARKET PORTFOLIO
STATEMENT OF NET ASSETS
DECEMBER 31, 2009
	PRINCIPAL
MUNICIPAL OBLIGATIONS - 95.9%	AMOUNT	VALUE
Alabama - 2.1%
Birmingham Alabama Industrial Development Board Revenue
VRDN, 0.71%, 5/1/29, LOC: Renasant Bank,
C/LOC: FHLB (r)	$500,000	$500,000
Calhoun County Alabama Economic Development Council
Revenue VRDN, 0.55%, 4/1/21, LOC: Bank of
America (r)	4,650,000	4,650,000
Colbert County Alabama Industrial Development Board
Revenue VRDN, 0.37%, 10/1/11, LOC: Wachovia
Bank (r)	800,000	800,000
Mobile County Alabama IDA Revenue VRDN, 0.37%, 4/1/20,
LOC: Wachovia Bank (r)	2,340,000	2,340,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone
Revenue VRDN, 0.37%, 3/1/27, LOC: JPMorgan Chase
Bank (r)	4,800,000	4,800,000
		13,090,000

Alaska - 1.8%
Alaska State Industrial Development & Export Authority
Revenue VRDN, 0.30%, 4/1/34, LOC: Union Bank (r)	11,625,000	11,625,000

Arizona - 2.5%
Arizona State Health Facilities Authority Revenue VRDN:
0.23%, 3/1/33, LOC: Bank of America (r)	4,200,000	4,200,000
0.23%, 12/1/37, LOC: Sovereign Bank, C/LOC:
Banco Santander (r)	5,000,000	5,000,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue
VRDN, 0.61%, 8/1/22, LOC: Farm Credit Services,
C/LOC: CoBank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 0.24%, 1/15/32, LOC:
Fannie Mae (r)	355,000	355,000
Yavapai County Arizona IDA Solid Waste Disposal Revenue
VRDN, 0.23%, 8/1/27, LOC: UBS AG (r)	2,300,000	2,300,000
		15,555,000
California - 2.8%
California State GO Bonds, 5.625%, 5/1/26 (prerefunded
5/01/10 @ 101)	6,000,000	6,163,113
California State Pollution Control Financing Authority Revenue
VRDN:
0.38%, 9/1/10, LOC: Bank of the West (r)	2,605,000	2,605,000
0.45%, 3/1/16, LOC: Comerica Bank (r)	1,445,000	1,445,000

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
California - Cont'd
California Statewide Communities Development Authority
Special Tax Revenue VRDN, 0.60%, 5/1/22, LOC: Bank
of the West, C/LOC: CALSTRs (r)	$1,470,000	$1,470,000
Victorville California MFH Revenue VRDN, 0.73%, 12/1/15,
LOC: Citibank (r)	5,915,000	5,915,000
		17,598,113

Colorado - 2.7%
Aurora Centretech Colorado Metropolitan District GO VRDN,
0.25%, 12/1/28, LOC: U.S. Bank (r)	3,120,000	3,120,000
Colorado State Housing and Finance Authority Revenue VRDN:
0.23%, 10/15/16, GA: Fannie Mae (r)	390,000	390,000
0.23%, 10/15/16, LOC: Fannie Mae (r)	2,110,000	2,110,000
0.32%, 10/1/30, BPA: FHLB, CF: Colorado - HFA (r)	1,700,000	1,700,000
0.23%, 2/1/31, LOC: Fannie Mae (r)	765,000	765,000
Englewood Colorado MFH Revenue VRDN, 0.20%, 12/1/26,
LOC: Freddie Mac (r)	2,860,000	2,860,000
Meridian Ranch Colorado Metropolitan District GO VRDN,
0.25%, 12/1/38, LOC: U.S. Bank (r)	2,135,000	2,135,000
Westminster Colorado Economic Development Authority
Revenue Tax Increment VRDN, 0.25%, 12/1/28, LOC: U.S.
Bank (r)	3,700,000	3,700,000
		16,780,000
Connecticut - 1.4%
Connecticut State Development Authority Revenue Bonds,
0.20%, 7/1/15, LOC: HSBC USA, Inc. (r)	1,775,000	1,775,000
Connecticut State Health & Educational Facility Authority
Revenue VRDN, 0.27%, 7/1/38, LOC: Sovereign Bank,
C/LOC: Standard Chartered (r)	4,865,000	4,865,000
Connecticut State Housing Finance Authority Revenue VRDN,
0.20%, 7/1/32, LOC: HSBC USA, Inc. (r)	2,260,000	2,260,000
		8,900,000

District Of Columbia - 1.9%
District of Columbia GO VRDN, 0.26%, 6/1/27,
LOC: TD Bank (r)	5,895,000	5,895,000
District of Columbia Housing Finance Agency Revenue
VRDN, 0.26%, 11/1/38, LOC: Freddie Mac (r)	550,000	550,000
District of Columbia Revenue VRDN:
0.25%, 9/1/23, LOC: Bank of America (r)	3,900,000	3,900,000
0.19%, 4/1/38, LOC: PNC Bank (r)	2,000,000	2,000,000
		12,345,000

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Florida - 5.9%
Collier County Florida Educational Facilities Authority Revenue
VRDN, 0.28%, 10/1/36, LOC: Comerica Bank (r)	$3,900,000	$3,900,000
Collier County Florida MFH Finance Authority Revenue
VRDN, 0.26%, 7/15/34, LOC: Fannie Mae (r)	600,000	600,000
Dade County Florida IDA Revenue VRDN, 0.21%, 1/1/16,
LOC: Societe Generale (r)	6,200,000	6,200,000
Florida State Housing Finance Corp. MFH Revenue VRDN,
0.24%, 10/15/32, LOC: Fannie Mae (r)	700,000	700,000
Highlands County Florida Health Facilities Authority Revenue
VRDN:
0.20%, 11/15/27, LOC: SunTrust Bank, C/LOC:
FHLB (r)	10,000,000	10,000,000
0.22%, 11/15/27, LOC: SunTrust Bank, C/LOC:
FHLB (r)	5,000,000	5,000,000
Lee Memorial Health System Florida Revenue VRDN, 0.24%,
4/1/33, LOC: Northern Trust Co. (r)	2,000,000	2,000,000
Palm Beach County Florida Health Facilities Authority Revenue
VRDN, 0.27%, 12/1/31, LOC: SunTrust Bank (r)	3,770,000	3,770,000
Palm Beach County Florida Revenue VRDN, 0.78%, 1/1/34,
LOC: TD Bank (r)	750,000	750,000
Sunshine State Florida Governmental Financing Commission
Revenue VRDN, 0.37%, 7/1/16, LOC: Dexia Credit
Local (r)	4,200,000	4,200,000
		37,120,000

Georgia - 1.3%
Athens-Clarke County Georgia Unified Government
Development Authority Revenue VRDN, 0.27%,
9/1/31, LOC: SunTrust Bank (r)	2,500,000	2,500,000
Fulton County Georgia IDA Revenue VRDN, 0.63%, 12/1/10,
LOC: Branch Bank & Trust (r)	500,000	500,000
Gainesville & Hall County Georgia Development Authority
Revenue VRDN, 0.21%, 11/15/33, LOC: TD Bank (r)	5,000,000	5,000,000
		8,000,000

Hawaii - 1.9%
Hawaii State Department of Budget & Finance Revenue VRDN:
0.33%, 5/1/19, LOC: First Hawaiian Bank (r)	8,135,000	8,135,000
0.50%, 12/1/21, LOC: Union Bank (r)	3,950,500	3,950,500
		12,085,500

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Illinois - 7.8%
Illinois State Development Finance Authority Revenue VRDN:
0.33%, 6/1/19, LOC: Northern Trust Co. (r)	$6,565,000	$6,565,000
0.33%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Educational Facilities Authority Revenue VRDN:
0.25%, 6/1/29, LOC: JPMorgan Chase Bank (r)	5,100,000	5,100,000
0.22%, 4/1/31, LOC: RBC Centura Bank, C/LOC:
FHLB (r)	10,500,000	10,500,000
Illinois State Finance Authority Revenue VRDN:
0.18%, 2/15/33, LOC: Northern Trust Co. (r)	7,200,000	7,200,000
0.35%, 9/1/38, LOC: Comerica Bank (r)	9,285,000	9,285,000
Illinois State Health Facilities Authority Revenue VRDN, 0.26%,
8/15/33, LOC: Bank of America (r)	1,000,000	1,000,000
Springfield Illinois Community Improvement Revenue VRDN,
0.24%, 9/1/17, LOC: Harris National (r)	4,800,000	4,800,000
		49,450,000

Indiana - 4.5%
Elkhart County Indiana Economic Development Revenue
VRDN, 2.04%, 4/1/28, LOC: FHLB (r)	2,305,000	2,305,000
Goshen Indiana Economic Development Revenue VRDN,
0.27%, 10/1/42, LOC: JPMorgan Chase Bank (r)	8,300,000	8,300,000
Indiana State Development Finance Authority Revenue VRDN:
2.52%, 7/1/18, LOC: JPMorgan Chase Bank (r)	700,000	700,000
2.52%, 4/1/22, LOC: JPMorgan Chase Bank (r)	685,000	685,000
Jasper County Indiana Industrial Economic Recovery Revenue
VRDN, 0.56%, 2/1/22, LOC: Farm Credit Services,
C/LOC: Rabobank (r)	5,275,000	5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN,
0.76%, 5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	5,150,000	5,150,000
Spencer County Indiana Industrial Pollution Control Revenue
VRDN, 0.76%, 11/1/18, LOC: Mizuho Corp. Bank
Ltd. (r)	980,000	980,000
Terre Haute Indiana International Airport Authority Revenue
VRDN, 0.30%, 2/1/21, LOC: Old National Bank, C/LOC:
Northern Trust Co. (r)	1,860,000	1,860,000
Vigo County Indiana Industrial Economic Development Revenue
VRDN, 0.47%, 5/1/16, LOC: Old National Bank, C/LOC:
Wells Fargo Bank (r)	3,200,000	3,200,000
		28,455,000

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Iowa - 4.2%
Hills City Iowa Health Facilities Revenue VRDN, 0.36%,
8/1/35, LOC: Allied Irish Bank (r)	$16,000,000	$16,000,000
Iowa State Finance Authority Revenue VRDN, 0.56%, 7/1/18,
LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
Iowa State Higher Education Loan Authority Revenue VRDN:
0.36%, 10/1/24, LOC: Allied Irish Bank (r)	2,100,000	2,100,000
0.36%, 10/1/33, LOC: Allied Irish Bank (r)	4,825,000	4,825,000
		26,575,000

Kentucky - 1.0%
Morehead Kentucky League of Cities Funding Trust Lease
Program Revenue VRDN, 0.32%, 6/1/34, LOC: U.S.
Bank (r)	3,693,500	3,693,500
Winchester Kentucky Industrial Building Revenue VRDN,
0.59%, 10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000
		6,093,500

Louisiana - 1.5%
Louisiana State GO Revenue VRDN, 0.25%, 7/15/26, LOC:
BNP Paribas (r)	6,460,000	6,460,000
Louisiana State Housing Finance Agency Revenue VRDN,
0.25%, 3/15/37, LOC: Fannie Mae (r)	3,140,000	3,140,000
		9,600,000

Maryland - 2.9%
Anne Arundel County Maryland GO Bonds, 5.00%, 3/1/10	4,000,000	4,028,616
Anne Arundel County Maryland MFH Revenue VRDN,
0.18%, 10/1/33, LOC: Freddie Mac (r)	3,270,000	3,270,000
Maryland State GO Bonds, 5.25%, 2/15/10	2,000,000	2,011,545
Maryland State Health & Higher Educational Facilities
Authority Revenue VRDN:
0.26%, 1/1/21, LOC: M&T Trust Co. (r)	7,905,000	7,905,000
0.22%, 7/1/34, LOC: Bank of America (r)	1,000,000	1,000,000
		18,215,161

Massachusetts - 1.9%
Boston Massachusetts Economic Development & Industrial Corp.
Revenue Bonds, 4.50%, 6/1/30, LOC: State Street Bank
(mandatory put, 6/1/10 @ 100) (r)	3,000,000	3,046,367

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Massachusetts - Cont'd
Massachusetts State Development Finance Agency Revenue
VRDN:
0.19%, 6/1/23, LOC: RBS Citizens, C/LOC: FHLB (r)	$5,000,000	$5,000,000
0.23%, 9/1/35, LOC: TD Bank (r)	3,975,000	3,975,000
		12,021,367

Michigan - 1.9%
Michigan State Hospital Finance Authority Revenue VRDN,
0.28%, 3/1/30, LOC: Comerica Bank (r)	10,000,000	10,000,000
Michigan State Strategic Fund LO Revenue VRDN, 0.26%,
3/1/36, LOC: Deutsche Bank (r)	2,000,000	2,000,000
		12,000,000

Minnesota - 0.3%
Richfield Minnesota MFH Revenue VRDN, 0.23%, 3/1/34,
LOC: Freddie Mac (r)	1,710,000	1,710,000

Mississippi - 2.4%
Mississippi State Business Finance Corp. Revenue VRDN,
0.21%, 3/1/17, LOC: PNC Bank (r)	8,485,000	8,485,000
Prentiss County Mississippi Revenue VRDN, 1.05%, 10/1/17,
LOC: Nordea Bank AB (r)	6,750,000	6,750,000
		15,235,000

Missouri - 2.9%
Carthage Missouri IDA Revenue VRDN, 0.59%, 9/1/30,
LOC: Wachovia Bank (r)	2,000,000	2,000,000
Kansas City Missouri IDA & MFH Revenue VRDN, 0.23%,
9/15/32, LOC: Fannie Mae (r)	4,655,000	4,655,000
Missouri State Health & Educational Facilities Authority
Revenue VRDN:
0.24%, 5/15/23, LOC: UBS AG (r)	7,100,000	7,100,000
0.25%, 12/1/35, LOC: Commerce Bank (r)	4,500,000	4,500,000
		18,255,000

New Hampshire - 1.0%
New Hampshire Health & Education Facilities Authority
Revenue VRDN, 0.20%, 10/1/38, LOC: RBS Citizens,
C/LOC: FHLB (r)	3,500,000	3,500,000
New Hampshire State Health & Education Facilities Authority
Revenue VRDN, 0.32%, 10/1/23, LOC: Bank
of America (r)	2,715,000	2,715,000
		6,215,000

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
New Jersey - 0.8%
New Jersey State Turnpike Authority Revenue VRDN, 0.30%,
1/1/24, LOC: Bank of Nova Scotia (r)	$4,800,000	$4,800,000

New Mexico - 0.8%
New Mexico State GO Bonds, 5.00%, 3/1/10	5,000,000	5,035,431

New York - 4.9%
Albany New York IDA Revenue VRDN, 0.30%, 6/1/34, LOC:
M&T Trust Co. (r)	5,800,000	5,800,000
Monroe County New York IDA Revenue VRDN, 0.40%,
12/1/34, LOC: M&T Trust Co. (r)	1,430,000	1,430,000
New York City Housing Development Corp. Revenue VRDN,
0.22%, 5/15/39, CF: Fannie Mae (r)	4,435,000	4,435,000
New York City IDA Revenue VRDN, 0.40%, 2/1/35, LOC:
M&T Trust Co. (r)	1,765,000	1,765,000
New York Metropolitan Transportation Authority Revenue
VRDN, 0.23%, 11/1/34, LOC: BNP Paribas (r)	3,475,000	3,475,000
Oswego County New York Industrial Development Agency
Civic Facilities Revenue VRDN, 0.32%, 1/1/24, LOC:
M&T Trust Co. (r)	4,045,000	4,045,000
Westchester County New York Industrial Development Agency
Revenue VRDN, 0.21%, 1/1/34, LOC: Sovereign Bank,
C/LOC: Natixis SA (r)	10,000,000	10,000,000
		30,950,000

North Carolina - 0.5%
Cumberland County North Carolina GO Bonds, 5.80%, 3/1/19
(prerefunded 3/01/10 @ 102)	3,400,000	3,496,724

Ohio - 1.5%
Cleveland City Ohio Water Revenue VRDN, 0.17%, 1/1/33,
LOC: BNP Paribas (r)	4,135,000	4,135,000
Hamilton County Ohio Healthcare and Life Enriching
Community Revenue VRDN, 0.26%, 1/1/37, LOC:
PNC Bank (r)	5,445,000	5,445,000
		9,580,000
Oklahoma - 0.8%
Pittsburg County Oklahoma Economic Development Authority
Revenue VRDN, 0.29%, 10/1/21, LOC: PNC Bank (r)	5,000,000	5,000,000

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Pennsylvania - 6.7%
Allegheny County Pennsylvania Hospital Development Authority
Revenue VRDN, 0.24%, 7/15/28, LOC: Fannie Mae (r)	$285,000	$285,000
Allegheny County Pennsylvania IDA Revenue VRDN,
0.21%, 6/1/38, LOC: PNC Bank (r)	2,800,000	2,800,000
Beaver County Pennsylvania IDA Revenue VRDN, 0.22%,
4/1/41, LOC: Barclays Bank (r)	5,000,000	5,000,000
Butler County Pennsylvania IDA Revenue VRDN, 0.23%,
5/1/34, LOC: Bank of America (r)	2,415,000	2,415,000
Cumberland County Pennsylvania Municipal Authority
Revenue VRDN:
0.23%, 1/1/41, LOC: KBC Bank (r)	4,965,000	4,965,000
0.23%, 1/1/43, LOC: KBC Bank (r)	2,545,000	2,545,000
Haverford Township Pennsylvania School District GO VRDN,
0.23%, 3/1/30, LOC: TD Bank (r)	2,000,000	2,000,000
Moon Pennsylvania IDA Revenue VRDN, 0.25%, 7/1/38,
LOC: Bank of Scotland (r)	4,935,000	4,935,000
Pennsylvania State Higher Educational Facilities Authority
Revenue VRDN, 0.25%, 11/1/36, LOC: Sovereign Bank,
C/LOC: UniCredit SpA (r)	6,180,000	6,180,000
Westmoreland County Pennsylvania IDA Revenue VRDN,
0.23%, 1/1/36, LOC: Sovereign Bank, C/LOC: Banco
Santander (r)	10,905,000	10,905,000
		42,030,000

Puerto Rico - 3.5%
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Bonds, 6.00%, 7/1/39
(prerefunded 7/01/10 @ 101)	21,180,000	21,955,610

Rhode Island - 0.3%
Rhode Island State Health & Educational Building Corp.
Revenue VRDN, 0.31%, 12/1/31, LOC: RBS
Citizens (r)	2,145,000	2,145,000

South Carolina - 1.9%
Dorchester County South Carolina IDA Revenue VRDN,
0.55%, 10/1/24, LOC: Bayerische HypoVereinsbank (r)	5,100,000	5,100,000
South Carolina State Jobs-Economic Development Authority
Health Facilities Revenue VRDN, 0.22%, 11/1/31, LOC:
Wachovia Bank (r)	3,935,000	3,935,000
South Carolina State Jobs-Economic Development Authority
Revenue VRDN, 0.23%, 4/1/27, LOC: Wachovia Bank (r)	2,900,000	2,900,000
		11,935,000

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
South Dakota - 0.4%
South Dakota State Housing Development Authority Revenue
VRDN, 0.24%, 1/1/44, CF: Freddie Mac (r)	$2,420,000	$2,420,000

Tennessee - 2.6%
Blount County Tennessee Public Building Authority Revenue
VRDN, 0.32%, 6/1/26, LOC: KBC Bank (r)	9,895,000	9,895,000
Loudon Tennessee Industrial Development Board Revenue
VRDN, 1.27%, 4/1/13, LOC: JPMorgan Chase Bank (r)	1,250,000	1,250,000
Metropolitan Nashville Tennessee Airport Authority Revenue
VRDN, 0.22%, 7/1/19, LOC: Societe Generale (r)	5,500,000	5,500,000
		16,645,000

Texas - 2.7%
Garland Texas Independent School District GO VRDN, 0.60%,
6/15/29, BPA: Bank of America, GA: Texas Permanent
School Fund (mandatory put, 3/4/10 @ 100) (r)	3,800,000	3,800,000
Harris County Cultural Education Facilities Finance Corp.
Revenue VRDN, 0.50%, 6/1/38, LOC: Regions Bank (r)	11,000,000	11,000,000
Oakbend Texas Medical Center Revenue VRDN, 0.53%,
12/1/38, LOC: Regions Bank (r)	1,500,000	1,500,000
Red River Texas Educational Finance Revenue VRDN, 0.30%,
12/1/31, LOC: Allied Irish Bank (r)	1,055,000	1,055,000
		17,355,000

Utah - 0.4%
Utah State Housing Corp. MFH Revenue VRDN, 0.25%,
4/1/42, LOC: Freddie Mac (r)	1,200,000	1,200,000
Utah State Housing Corp. Single Family Revenue VRDN,
0.37%, 7/1/36, BPA: Bayerische Landesbank, CF: Utah
Housing Corporation (r)	1,380,000	1,380,000
		2,580,000

Vermont - 2.4%
Vermont State Educational & Health Buildings Financing
Agency Revenue VRDN: 0.30%, 6/1/22, LOC:
Chittenden Trust Company, C/LOC: Wachovia
Bank (r)	1,205,000	1,205,000
0.21%, 10/1/28, LOC: TD Bank (r)	965,000	965,000
0.24%, 10/1/30, LOC: TD Bank (r)	3,210,000	3,210,000
0.25%, 1/1/33, LOC: TD Bank (r)	3,575,000	3,575,000
0.31%, 10/1/36, LOC: Key Bank (r)	4,025,000	4,025,000

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Vermont - Cont'd
Vermont Student Assistance Corp. Educational Loans Revenue
VRDN, 0.30%, 12/15/40, LOC: Lloyds TSB Bank (r)	$2,000,000	$2,000,000
		14,980,000

Virginia - 3.1%
Alexandria Virginia IDA Revenue VRDN, 0.23%, 10/1/30,
LOC: Branch Bank & Trust (r)	12,295,000	12,295,000
Virginia Commonwealth University Revenue VRDN, 0.28%,
7/1/37, LOC: Branch Bank & Trust (r)	7,550,000	7,550,000
		19,845,000

Washington - 1.7%
Washington State Health Care Facilities Authority Revenue
VRDN, 0.28%, 11/15/26, LOC: Citibank (r)	3,255,000	3,255,000
Washington State Housing Finance Commission Revenue
VRDN, 0.23%, 2/1/37, LOC: Sovereign Bank, C/LOC:
Banco Santander (r)	7,780,000	7,780,000
		11,035,000

Wisconsin - 4.1%
Badger Wisconsin Tobacco Asset Securitization Corp. Revenue
Bonds, 5.50%, 6/1/10 (escrowed to maturity)	3,650,000	3,742,781
Grafton Wisconsin IDA Revenue VRDN, 0.65%, 12/1/17,
LOC: U.S. Bank (r)	1,480,000	1,480,000
Wisconsin Health & Educational Facilities Authority Revenue
VRDN, 0.75%, 11/12/10, LOC: U.S. Bank (mandatory
put, 11/12/10 @ 100) (r)	5,000,000	5,000,000
Wisconsin State Health & Educational Facilities Authority
Revenue VRDN:
0.25%, 11/1/23, LOC: U.S. Bank (r)	5,800,000	5,800,000
0.26%, 12/1/32, LOC: JPMorgan Chase Bank (r)	4,650,000	4,650,000
2.75%, 2/1/38, LOC: Marshall & Ilsley Bank (r)	5,000,000	5,000,000
		25,672,781

Wyoming - 0.2%
Gillette Wyoming Pollution Control Revenue VRDN, 0.24%,
1/1/18, LOC: Barclays Bank (r)	1,300,000	1,300,000

Total Municipal Obligations (Cost $605,684,187)		605,684,187

	PRINCIPAL
Time Deposit - 0.1%	AMOUNT	VALUE
State Street Corp. Time Deposit, 0.00%, 1/4/10	$846,855	$846,855

Total Time Deposit (Cost $846,855)		846,855

MUNICIPAL COMMERCIAL PAPER - 2.0%
Metropolitan Washington Airports Authority, 0.30%, 1/20/10,
LOC: Landesbank Baden-Württemberg	12,500,000	12,500,000

Total Municipal Commercial Paper (Cost $12,500,000)		12,500,000

TOTAL INVESTMENTS (Cost $619,031,042) - 98.0%		619,031,042
Other assets and liabilities, net - 2.0%		12,412,979
Net Assets - 100%		$631,444,021

Net Assets Consist of:
Paid-in capital applicable to 631,587,043 Class O shares of
beneficial interest, unlimited number of no par
value shares authorized		$631,478,356
Undistributed net investment income		2,513
Accumulated net realized gain (loss) on investments		(36,848)

Net Assets		$631,444,021

Net Asset Value per Share		$1.00

See notes to statements of net assets and notes to financial statements.

TAX-FREE BOND FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 2009
	PRINCIPAL
MUNICIPAL OBLIGATIONS - 97.4%	AMOUNT	VALUE
Alabama - 2.3%
Calhoun County Alabama Economic Development Council
Revenue VRDN, 0.55%, 4/1/21 (r)	$1,200,000	$1,200,000
Mobile Alabama Industrial Development Board Pollution
throughout Control Revenue Bonds, 4.75%, 6/1/34
(mandatory put, 3/19/12 @ 100) (r)	2,000,000	2,106,620
Montgomery Alabama BMC Special Care Facilities Financing
Authority Revenue Bonds, 5.00%, 11/15/10
(escrowed to maturity)	2,000,000	2,081,360
		5,387,980

Arkansas - 0.4%
Greene County Arkansas Sales and Use Tax Revenue Bonds,
4.75%, 6/1/11	890,000	933,601

California - 3.4%
California State Department of Water Resources Revenue Bonds:
6.00%, 12/1/10 (prerefunded, escrowed to maturity)	430,000	452,429
6.00%, 12/1/10 (prerefunded, escrowed to maturity)	5,000	5,258
California State GO VRDN, 0.90%, 5/1/40 (r)	2,200,000	2,200,000
Hawaiian Gardens California Public Finance Authority
Tax Allocation Bonds:
5.25%, 12/1/22	1,475,000	1,482,670
5.25%, 12/1/23	1,000,000	1,001,240
Long Beach California Unified School District GO Bonds,
Zero Coupon, 8/1/25	1,000,000	385,580
Rio Hondo Community College District GO Bonds, 5.00%,
8/1/30	1,500,000	1,540,170
San Joaquin Hills California Transportation Corridor Agency
Revenue Bonds, Zero Coupon, 1/1/26
(escrowed to maturity)	2,000,000	1,014,100
		8,081,447

Colorado - 3.1%
Colorado State Educational & Cultural Facilities Authority
Revenue Bonds, 5.375%, 7/1/20
(prerefunded 7/01/12 @ 100)	2,460,000	2,726,369
Colorado State Health Facilities Authority Revenue Bonds:
5.25%, 11/15/35 (r)	2,710,000	2,624,147
5.00%, 7/1/39	2,000,000	1,960,700
		7,311,216

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Connecticut - 1.3%
Connecticut State Health & Educational Facility Authority
Revenue Bonds:
5.00%, 7/1/35	$490,000	$512,256
4.85%, 7/1/37	1,360,000	1,422,247
5.05%, 7/1/42	1,000,000	1,056,840
		2,991,343

District Of Columbia - 1.4%
Metropolitan Washington Airports Authority Revenue Bonds,
5.00%, 10/1/25	3,250,000	3,211,390

Florida - 12.6%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,608,100
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	895,000	824,966
Highlands County Florida Health Facilities Authority
Revenue Bonds:
5.125%, 11/15/32 (r)	4,060,000	3,852,818
5.625%, 11/15/37	1,080,000	1,085,195
Jacksonville Florida Health Facilities Authority Revenue Bonds,
5.00%, 8/15/27	2,000,000	2,002,400
Miami-Dade County Florida Aviation Revenue Bonds,
5.00%, 10/1/41	2,500,000	2,491,900
Miami-Dade County Florida Professional Sports Franchise
Facilities Tax Revenue Bonds, 5.25%, 10/1/30
(escrowed to maturity)	2,675,000	3,164,204
Miami-Dade County Florida School Board COPs,
5.00%, 8/1/20	1,000,000	1,014,260
Palm Beach County Florida Revenue VRDN, 0.78%,
1/1/34 (r)	1,700,000	1,700,000
Polk County Florida Transportation Improvement Revenue
Bonds, 5.00%, 12/1/25 (r)	3,500,000	3,566,745
Port St. Lucie Florida Community Redevelopment Agency
Tax Allocation Bonds, 5.00%, 1/1/20	1,000,000	1,071,250
Sarasota County Florida Public Hospital District Revenue
Bonds:
5.50%, 7/1/30	2,100,000	2,135,091
5.625%, 7/1/39	500,000	508,275
University Athletic Association, Inc. Athletic Program
Revenue Bonds:
3.75%, 10/1/27 (mandatory put, 10/1/11 @ 100) (r)	1,355,000	1,374,119
3.80%, 10/1/31 (mandatory put, 10/1/11 @ 100) (r)	2,000,000	2,029,920
		29,429,243

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Georgia - 2.0%
Columbus Georgia Downtown IDA Revenue Bonds,
5.61%, 7/1/29 (j)(r)	$3,900,000	$1,890,954
Georgia State GO Bonds:
5.00%, 1/1/27	1,150,000	1,280,318
4.50%, 1/1/29	1,500,000	1,577,070
		4,748,342
Guam - 1.1%
Guam Electric Power Authority Revenue Bonds, 5.25%,
10/1/12	1,000,000	1,003,270
Guam Government Highway & Transportation Authority
Revenue LO Bonds, 4.50%, 5/1/12	1,500,000	1,538,850
		2,542,120

Hawaii - 0.4%
Honolulu City and County Hawaii GO Bonds, 5.00%, 7/1/26	1,000,000	1,058,550

Illinois - 1.7%
Illinois State Health Facilities Authority Revenue VRDN,
0.26%, 8/15/33 (r)	1,340,000	1,340,000
Illinois State Metropolitan Pier and Exposition Authority
Dedicated State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	516,610
Markham Illinois GO Bonds, 6.00%, 2/1/25	2,000,000	2,067,080
		3,923,690

Indiana - 0.9%
Carmel Indiana Redevelopment Authority Revenue Bonds,
5.00%, 2/1/27	2,000,000	2,085,040

Iowa - 1.1%
Iowa State Finance Authority Revenue Bonds, 5.25%, 8/1/10	2,475,000	2,544,473

Kansas - 0.9%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,027,540
5.75%, 11/15/38	1,000,000	1,031,070
		2,058,610
Kentucky - 1.4%
Kentucky Housing Corp. MFH Revenue Bonds:
Project A, 5.00%, 6/1/35 (mandatory put,
6/1/23 @ 100) (r)	1,000,000	1,010,690
Project B, 5.00%, 6/1/35 (mandatory put,
6/1/23 @ 100) (r)	2,210,000	2,233,625
		3,244,315

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Louisiana - 1.1%
Louisiana State Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	$1,340,000	$1,361,829
New Orleans Louisiana Audubon Commission GO Bonds,
5.00%, 10/1/13	1,000,000	1,125,000
		2,486,829

Maryland - 0.4%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	218,000	197,698
Series B, 3.907%, 7/1/14 (r)	595,000	539,588
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (k)*	245,000	127,223
Series C, Zero Coupon, 7/1/48 (k)	337,865	11,724
		876,233

Massachusetts - 2.2%
Massachusetts State Health & Educational Facilities Authority
Revenue Bonds:
5.00%, 7/15/35	1,000,000	1,014,020
5.00%, 7/15/36	3,040,000	3,175,827
2.75%, 11/1/38 (mandatory put, 1/4/12 @ 100) (r)	1,000,000	1,024,790
		5,214,637

Michigan - 0.4%
Ann Arbor Michigan School District GO Bonds, 4.75%,
5/1/29	1,000,000	1,003,820

Minnesota - 0.4%
St. Paul Minnesota Port Authority Revenue Bonds,
3.25%, 2/1/28 (mandatory put, 2/1/11 @ 100) (r)	1,000,000	1,023,780

Mississippi - 0.4%
Mississippi State Development Bank SO Revenue Bonds,
5.00%, 1/1/18	1,000,000	1,060,720

Missouri - 0.2%
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	474,221

Nevada - 0.6%
Clark County Nevada GO Bonds, 5.00%, 6/1/30	1,305,000	1,330,996

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
New Jersey - 2.9%
Essex County New Jersey Improvement Authority Revenue
Bonds, 5.25%, 12/15/21	$3,280,000	$3,693,477
New Jersey State Transportation Trust Fund Authority Revenue
Bonds, 5.25%, 12/15/23	1,830,000	2,037,467
Ocean County New Jersey Utilities Authority Wastewater
Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,167,390
		6,898,334
New Mexico - 2.2%
Albuquerque Bernalillo County Water Utility Authority
Revenue Bonds, 5.00%, 7/1/26	1,015,000	1,105,081
New Mexico State Hospital Equipment Loan Council
Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,020,346
		5,125,427
New York - 0.5%
New York State Local Government Assistance Corp. Revenue
Bonds, 6.00%, 4/1/14	1,000,000	1,133,820

North Carolina - 2.5%
North Carolina State Medical Care Commission Revenue
Bonds, 5.00%, 6/1/42	3,700,000	3,693,932
Wake County North Carolina GO Bonds, 5.00%, 3/1/23	2,000,000	2,274,600
		5,968,532

North Dakota - 1.2%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue
Bonds, 7.128%, 11/1/19 (r)	3,320,000	2,725,720

Ohio - 2.4%
Cincinnati City School District COPs, 5.00%, 12/15/10	1,500,000	1,565,895
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,469,500
Ohio State HFA MFH Revenue Bonds, 5.45%, 8/20/34	1,680,000	1,705,435
		5,740,830
Pennsylvania - 1.5%
Ridley Park Pennsylvania Hospital Authority Revenue Bonds,
6.00%, 12/1/13 (escrowed to maturity)	560,000	619,254
South Wayne County Pennsylvania Water and Sewer Authority
Revenue Bonds:
5.95%, 10/15/10 (escrowed to maturity)	670,000	695,614
5.95%, 10/15/11 (escrowed to maturity)	730,000	788,801
5.95%, 10/15/12 (escrowed to maturity)	285,000	318,294

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Pennsylvania - Cont'd
University of Pittsburgh Pennsylvania Higher Education
Revenue Bonds, 5.00%, 8/1/10	$1,000,000	$1,027,360
		3,449,323

Puerto Rico - 4.2%
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,000,000	1,104,190
5.50%, 7/1/17	1,000,000	1,036,010
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Bonds:
6.25%, 7/1/13	1,000,000	1,093,160
5.50%, 7/1/17	2,000,000	2,112,440
5.25%, 7/1/38 (prerefunded 7/01/12 @ 100)	1,000,000	1,100,760
6.00%, 7/1/39 (prerefunded 7/01/10 @ 101)	1,500,000	1,557,360
5.00%, 7/1/40 (prerefunded 7/01/15 @ 100)	500,000	583,430
Puerto Rico Public Finance Corp. Revenue Bonds,
5.50%, 8/1/27 (escrowed to maturity)	1,000,000	1,197,940
		9,785,290

Rhode Island - 0.2%
Rhode Island Port Authority and Economic Development
Corp. Airport Revenue Bonds, 7.00%, 7/1/14	430,000	464,886

South Carolina - 2.4%
Charleston County South Carolina Resource Recovery
Revenue Bonds, 5.25%, 1/1/10	2,415,000	2,415,000
Columbia South Carolina Waterworks and Sewer System
Revenue Bonds, 5.00%, 2/1/28	3,000,000	3,157,800
		5,572,800
Texas - 18.2%
Amarillo Texas Health Facilities Corp. Revenue Bonds,
5.50%,1/1/12	2,710,000	2,869,267
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,114,420
Garland Texas GO Bonds, 5.25%, 2/15/20	2,500,000	2,742,625
Hidalgo County Texas Drain District No 1 Bonds, 5.00%,
9/1/25	3,010,000	3,226,869
Houston Texas Hotel Occupancy Tax and Special Revenue
Bonds, 5.75%, 9/1/12	1,500,000	1,599,015
Houston Texas Water and Sewer System Revenue Bonds,
5.50%, 12/1/29 (escrowed to maturity)	2,505,000	3,044,777

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Texas - Cont'd
Lewisville Texas Independent School District GO Bonds,
Zero Coupon, 8/15/10	$2,000,000	$1,994,040
Longview Texas Independent School District GO Bonds,
Zero Coupon, 2/15/18	500,000	381,750
Manor Texas Independent School District GO Bonds,
4.50%, 8/1/24	1,000,000	1,035,300
Mission Economic Development Corp. Revenue Bonds,
6.00%, 8/1/20 (mandatory put, 8/1/13 @ 100) (r)	2,000,000	2,151,580
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,185,240
5.25%, 2/1/35	3,345,000	3,835,277
Northside Texas Independent School District GO Bonds,
4.00%, 6/1/35 (mandatory put, 5/31/11 @ 100) (r)	4,855,000	5,041,578
Tarrant County Texas Housing Finance Corp. Revenue Bonds,
6.25%, 3/1/04 (b)(f)	13,100,000	6,602,400
Tarrant County Texas Regional Water District Revenue Bonds,
5.00%, 3/1/26	2,500,000	2,658,550
Texas State GO Bonds, 5.00%, 4/1/22	1,000,000	1,085,540
		42,568,229

Vermont - 10.1%
Burlington Vermont Electric Revenue Bonds, 5.375%, 7/1/12	1,405,000	1,542,831
Rutland County Vermont Solid Waste District Revenue Bonds:
6.80%, 11/1/10	100,000	103,942
6.80%, 11/1/11	100,000	107,993
6.85%, 11/1/12	100,000	111,957
University of Vermont and State Agriculture College Revenue
Bonds:
5.00%, 10/1/19	1,000,000	1,086,840
5.00%, 10/1/23	1,000,000	1,048,760
5.125%, 10/1/27 (prerefunded 10/01/12 @ 100)	1,000,000	1,115,360
Vermont State Educational & Health Buildings Financing
Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,045,460
5.00%, 10/1/23	1,000,000	1,005,130
5.00%, 11/1/32	1,810,000	1,861,350
5.50%, 1/1/33	1,100,000	1,006,302
5.00%, 10/31/46	1,000,000	1,013,450

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
Vermont - Cont'd
Vermont State GO Bonds:
5.00%, 3/1/15	$1,215,000	$1,412,365
5.00%, 7/15/17	1,200,000	1,404,684
4.25%, 3/1/26	905,000	945,508
4.50%, 7/15/26	1,000,000	1,058,270
4.50%, 3/1/28	1,150,000	1,216,332
Vermont State Housing Finance Agency Revenue Bonds,
5.35%, 5/1/36	120,000	122,089
Vermont State Housing Finance Agency Single Family Revenue
Bonds:
4.00%, 11/1/12 (r)	515,000	524,306
5.25%, 11/1/20	165,000	165,807
5.55%, 11/1/21	470,000	471,245
4.90%, 11/1/22	715,000	724,417
Vermont State Municipal Bond Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,111,670
5.00%, 12/1/19	2,000,000	2,116,960
Vermont State Public Power Supply Authority Revenue
Bonds, 5.25%, 7/1/13	1,200,000	1,332,960
		23,655,988
Virgin Islands - 1.0%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,074,560
6.375%, 10/1/19	1,000,000	1,019,350
4.25%, 10/1/29	200,000	170,960
		2,264,870
Virginia - 1.8%
Chesterfield County Virginia IDA Pollution Control Revenue
Bonds:
Series A, 5.875%, 6/1/17 (r)	1,700,000	1,764,736
Series B, 5.875%, 6/1/17 (r)	750,000	778,560
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue
Bonds, 4.35%, 3/1/31 (mandatory put, 3/1/10 @ 100) (r)	1,725,000	1,729,502
		4,272,798
Washington - 3.1%
Clark County Washington School District GO Bonds,
5.00%, 12/1/22	1,500,000	1,619,355
King County Washington Sewer Revenue Bonds, 5.00%, 1/1/39	2,000,000	2,061,400
Washington State GO Bonds, 5.00%, 2/1/23	1,000,000	1,106,640
Washington State Health Care Facilities Authority Revenue
Bonds, 5.25%, 10/1/33 (r)	2,375,000	2,427,559
		7,214,954

	PRINCIPAL
MUNICIPAL OBLIGATIONS - Cont'd	AMOUNT	VALUE
West Virginia - 1.0%
West Virginia State Economic Development Authority
Commonwealth Development Revenue Bonds,
6.68%, 4/1/25 (g)(r)*	$24,820,000	$2,295,850

Other - 2.5%
Capital Trust Agency Housing Revenue Bonds,
5.95%, 1/15/39 (c)(r)*	14,452,566	5,780,159

Total Municipal Obligations (Cost $262,376,145)		227,940,406

TIME DEPOSIT - 0.1%
State Street Corp. Time Deposit, 0.00%, 1/4/10	122,997	122,997

Total Time Deposit (Cost $122,997)		122,997

TOTAL INVESTMENTS (Cost $262,499,142) - 97.5%		228,063,403
Other assets and liabilities, net - 2.5%		5,945,318
Net Assets - 100%		$234,008,721

Net Assets Consist of:
Paid-in capital applicable to 14,982,500 Class A shares of beneficial
interest, unlimited number no par shares authorized		$286,424,157
Undistributed net investment income		(917,053)
Accumulated net realized gain (loss) on investments		(17,046,379)
Net unrealized appreciation (depreciation) on investments		(34,452,004)

Net Assets		$234,008,721

Net Asset Value per Share		$15.62

FUTURES	# OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
30 Year U.S. Treasury
Bonds	10	3/10	$1,153,750	($16,265)
Total Purchased				($16,265)

See notes to statements of net assets and notes to financial statements.

NOTES TO STATEMENTS OF NET ASSETS

(b) This security was valued by the Board of Trustees. See Note A.

(c) Capital Trust Agency Housing Revenue Bonds in Tax-Free Bond are not accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds ("Series 2005 Bonds"). Accrued past due interest related to the Series 2005 Bonds as of December 31, 2009 totaled $246,752.

(f) Tarrant County Texas Housing Finance Corp. Revenue Bonds (Chatham Creek project) in Tax-Free Bond have been restructured from an original maturity date of March 1, 2002. This security is currently in default for both principal and interest. Accrued interest as of December 31, 2009 totaled $4,159 and includes past due interest accrued since and due on March 1, 2007. Effective November 2006, this security is no longer accruing interest.

(g) West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Tax-Free Bond are currently in default for interest. Effective October 2006, this security is no longer accruing interest.

(j) Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Tax-Free Bond are currently in default for interest. Effective November 2006, this security is no longer accruing interest.

(k) Maryland State Economic Development Corp. Revenue Bonds Series B and C in Tax-Free Bond were issued in exchange for 500,000 par Maryland State Economic Development Corp. Revenue Bonds due October 1, 2019 that were previously held by the Fund. Series B is not accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at year end.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LO: Limited Obligation
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

Explanation of Guarantees:

BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
CF: Credit Facility
GA: Guaranty Agreement
LOC: Letter of Credit

See notes to financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
	Money Market	Tax-Free
Net Investment Income	Portfolio	Bond Fund
Investment Income:
Interest income	$4,985,809	$5,365,540

Expenses:
Investment advisory fee	1,656,635	799,027
Transfer agency fees and expenses	782,582	119,128
Distribution Plan expenses:
Class A	--	119,854
Trustees' fees and expenses	34,419	7,179
Administrative fees:
Class O	1,817,347	--
Class A	--	44,571
Institutional Class	2,169	--
Accounting fees	95,331	23,287
Custodian fees	144,443	27,339
Insurance	329,640	2,791
Registration fees	36,652	33,500
Reports to shareholders	106,438	11,975
Professional fees	30,226	1,497
Miscellaneous	108,974	28,457
Total expenses	5,144,856	1,218,605
Reimbursement from Advisor:
Class O	(678,936)	--
Fees paid indirectly	(37,388)	(26)
Net expenses	4,428,532	1,218,579

Net Investment Income	557,277	4,146,961

See notes to financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
Realized and Unrealized	Money Market	Tax-Free
Gain (Loss)	Portfolio	Bond Fund
Net realized gain (loss) on:
Investments	$3,634	$1,973,141
Futures	--	203,029
	3,634	2,176,170

Change in unrealized appreciation (depreciation) on:
Investments	--	759,849
Futures	--	87,523
	--	847,372

Net Realized and Unrealized
Gain (Loss)	3,634	3,023,542

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$560,911	$7,170,503

See notes to financial statements.

MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$557,277	$15,912,775
Net realized gain (loss)	3,634	(40,482)

Increase (Decrease) in Net Assets
Resulting from Operations	560,911	15,872,293

Distributions to shareholders from:
Net investment income:
Class O shares	(540,765)	(15,591,587)
Institutional Class shares	(14,001)	(384,699)
Total distributions	(554,766)	(15,976,286)

Capital share transactions:
Shares sold:
Class O shares	342,573,796	547,846,250
Institutional Class shares	2,041,167	35,289,068
Reinvestment of distributions:
Class O shares	542,704	15,600,537
Institutional Class shares	13,496	303,118
Shares redeemed:
Class O shares	(472,397,984)	(704,500,633)
Institutional Class shares	(12,906,729)	(40,544,167)
Total capital share transactions	(140,133,550)	(146,005,827)

Total Increase (Decrease) in Net Assets	(140,127,405)	(146,109,820)

Net Assets
Beginning of year	771,571,426	917,681,246
End of year (including undistributed
net investment of $2,513 and $2, respectively)	$631,444,021	$771,571,426

See notes to financial statements.

	Year Ended	Year ended
	December 31,	December 31,
Capital Share Activity	2009	2008
Shares sold:
Class O shares	342,571,428	547,846,233
Institutional Class	2,039,911	35,289,068
Reinvestment of distributions:
Class O shares	542,704	15,600,537
Institutional Class shares	13,496	303,118
Shares redeemed:
Class O shares	(472,397,984)	(704,500,633)
Institutional Class shares	(12,906,729)	(40,544,167)
Total capital share activity	(140,137,174)	(146,005,844)

See notes to financial statements.

TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$4,146,961	$2,029,398
Net realized gain (loss)	2,176,170	(421,885)
Change in unrealized appreciation or (depreciation)	847,372	(4,335,944)

Increase (Decrease) in Net Assets
Resulting from Operations	7,170,503	(2,728,431)

Distributions to shareholders from:
Net investment income	(4,140,213)	(2,030,154)
Net realized gain	(501,929)	--
Total distributions	(4,642,142)	(2,030,154)

Capital share transactions:
Shares sold	11,878,246	5,014,935
Reinvestment of distributions	3,703,889	1,682,140
Shares issued from merger (See Note A)	200,306,008	--
Redemption fees	105	248
Shares redeemed	(33,777,040)	(5,950,442)
Total capital share transactions	182,111,208	746,881

Total Increase (Decrease) in Net Assets	184,639,569	(4,011,704)

Net Assets
Beginning of year	49,369,152	53,380,856
End of year (including distributions in excess of net
investment income of $917,053 and undistributed
net investment income of $16,018,
respectively)	$234,008,721	$49,369,152

Capital Share Activity
Shares sold	13,566,202	322,671
Reinvestment of distributions	237,428	108,306
Shares issued from merger (See Note A)	12,805,896	--
Shares redeemed	(2,156,609)	(382,782)
Total capital share activity	24,452,917	48,195

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of two separate portfolios: Money Market and Tax-Free Bond (formerly known as Long-Term). Money Market is registered as a diversified portfolio and Tax-Free Bond as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O shares are sold without a sales charge. Institutional Class shares ceased operations on June 16, 2009 and were sold without a sales charge and required a minimum account balance of $1,000,000 and had a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it was believed to be in the best interest of the Fund and its shareholders. Class A shares of Tax-Free Bond are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value their investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2009, securities valued at $6,602,400, or 2.8% of net assets, of the Tax-Free Bond Fund, were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009:
Money Market	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal obligations	--	$618,184,187	--	$618,184,187
Other debt obligations	--	846,855	--	846,855
TOTAL	--	$619,031,042	--	$619,031,042

Tax-Free Bond	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal obligations	--	$221,338,006	$6,602,400	$227,940,406
Other debt obligations	--	122,997	--	122,997
TOTAL	--	$221,461,003	$6,602,400*	$228,063,403

* Level 3 securities represent 2.8% of net assets.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 37.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Tax-Free Bond. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Redemption Fee: The Tax-Free Bond Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Treasury's Guarantee Plan For Money Market Funds: The Money Market Portfolio had elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protected shareholders of record on September 19, 2008 from losses if the Portfolio was unable to maintain a $1.00 net asset value. Covered shareholders would receive $1.00 per share upon liquidation of the Portfolio, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Program terminated on September 18, 2009. The Portfolio bore the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Portfolio's net assets as of September 19, 2008. In March 2009, the Treasury Department extended the Program through September 18, 2009. For the extension of the Program, the Portfolio made two extension payments of 0.015% of the Portfolio's net assets as of September 19, 2008.

NOTE B -- RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:
	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Tax-Free Bond	.60%	.50%	.40%

Under terms of the agreement $129,754 and $120,258 was payable at year end for Money Market and Tax-Free Bond, respectively. In addition, $125,194 was receivable at year end from the Advisor for reimbursement of operating expenses and $32,330 was payable at year end for operating expenses paid by the Advisor during December 2009, for Money Market and Tax-Free Bond, respectively.

The Advisor voluntarily reimbursed Money Market Class O shares for expenses of $678,936 during the year ended December 31, 2009.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O of Money Market pays, and Institutional Class of Money Market paid annual rates of .26% and .05%, respectively, based on their average daily net assets. Tax-Free Bond pays monthly an annual fee of $80,000. Under terms of the agreement $141,077 and $6,667 was payable at year end for Money Market and Tax-Free Bond, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Tax-Free Bond allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Tax-Free Bond. The amount actually paid by Tax-Free Bond, is an annualized fee, payable monthly of .09% of the Portfolio's average daily net assets of Class A. Under terms of the agreement $18,039 was payable at year end for Tax-Free Bond.

The Distributor received $23,662 as its portion of commissions charged on sales of Tax-Free Bond during the year ended December 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $426,789 and $22,428 for the year ended December 31, 2009 for Money Market and Tax-Free Bond, respectively. Under terms of the agreement $33,980 and $3,634 was payable at year end for Money Market and Tax-Free Bond, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:
	Tax-Free Bond
Purchases	$124,280,909
Sales	139,131,898

Capital Loss Carryforwards
Expiration Date	Money Market	Tax-Free Bond
December 31, 2011	--	$1,407,605
December 31, 2012	--	2,278,445
December 31, 2013	--	616,112
December 31, 2014	--	8,160,996
December 31, 2015	--	4,279,054
December 31, 2016	$36,848	565,078

Capital loss carryforwards may be utilized to offset future capital gains until expiration. Tax-Free Bond's use of net capital loss carryforwards may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:
Money Market	2009	2008
Distributions from:
Tax-exempt income	$554,649	$15,971,667
Ordinary income	117	4,619
Total	$554,766	$15,976,286

Tax-Free Bond	2009	2008
Distributions from:
Tax-exempt income	$4,139,702	$2,029,700
Ordinary income	511	454
Long-term capital gain	501,929	--
Total	$4,642,142	$2,030,154

As of December 31, 2009, the tax basis components of distributable earnings/(accumulated losses) and the federal tax costs were as follows:
	Money Market	Tax-Free Bond
Unrealized appreciation	--	$6,257,160
Unrealized (depreciation)	--	(40,661,206)
Net unrealized appreciation/(depreciation)	--	($34,404,046)
Undistributed tax-exempt income	$2,513	$13,274
Undistributed long term capital gain	--	246,126
Capital loss carryforward	($36,848)	($17,307,290)
Federal income tax cost of investments	$619,031,042	$262,467,449

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Tax-Free Bond, these differences are due to market discounts, Section 1256 contracts, wash sales, interest defaults, and capital loss carryovers subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Tax-Free Bond, the primary permanent differences causing such reclassification are market discounts and interest defaults.
Tax-Free Bond
Undistributed net investment income	($939,819)
Accumulated net realized gain (loss)	340
Paid-in capital	939,479

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2009, such purchase and sales transactions were:
	Money Market	Tax-Free Bond
Purchases	$329,062,460	$60,670,000
Sales	460,256,000	72,585,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2009. For the year ended December 31, 2009, borrowings by the Portfolios under the agreement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Money Market	$492,120	0.78%	$10,907,550	January 2009
Tax-Free Bond	62,757	0.96%	1,091,513	February 2009

Note E -- Subsequent Events

In preparing the financial statements as of December 31, 2009, no subsequent events or transactions occurred through February 24, 2010, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Note F - Reorganization

On March 4, 2009, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolio and the assumption of the liabilities of the portfolios. The merged portfolios were Calvert Tax-Free Reserves Limited-Term Portfolio ("Limited-Term") and Calvert Tax-Free Reserves Vermont Municipal Portfolio ("Vermont"), each a series of Calvert Tax-Free Reserves, and Calvert National Municipal Intermediate Fund ("National"), a series of Calvert Municipal Fund, Inc. Shareholders of each merged Portfolio approved the Plan at a meeting on July 13, 2009 and the reorganization took place on July 31, 2009.

The acquisition was accomplished by a tax-free exchange of the following shares:
Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Limited-Term	11,765,268	Tax-Free Bond	7,018,539	$109,794,351
Vermont	2,804,411	Tax-Free Bond	2,790,066	$43,622,620
National	4,520,505	Tax-Free Bond	2,997,291	$46,889,037

For financial reporting purposes, assets received and shares issued by the Tax-Free Bond Fund were recorded at fair value; however, the cost basis of the investments received from Limited-Term, Vermont, and National were carried forward to align ongoing reporting of Tax-Free Bond Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:
Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Value
Limited-Term	$109,794,351	$(32,380,939)	Tax-Free Bond	$54,387,113
Vermont	$43,622,620	$860,250	Tax-Free Bond	$54,387,113
National	$46,889,037	$414,942	Tax-Free Bond	$54,387,113

Assuming the acquisition had been completed on January 1, 2009, Tax-Free Bond Fund's results of operations for the year ended December 31, 2009 would have been as follows:
Net investment income	$7,116,162 (a)
Net realized and change in unrealized gain (loss) on investments	$2,678,843 (b)
Net increase (decrease) in assets from operations	$9,795,005

Because Tax-Free Bond Fund, Limited-Term, Vermont, and National sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Limited-Term, Vermont, and National that have been included in Tax-Free Bond Fund's Statement of Operations since July 31, 2009.

(a) $4,146,961, as reported, plus $1,088,678, $928,432, and $927,091 from Limited-Term, Vermont, and National pre-merger, respectively, plus $25,000 of pro-forma eliminated expenses.

(b) $3,023,542 as reported, plus $(3,987,195), $2,022,001, and $1,620,495 from Limited-Term, Vermont, and National, respectively, pre-merger.

Notice to Shareholders (Unaudited)

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that Money Market and Tax Free Bond designate $554,649 and $4,139,702, respectively, of the dividends paid during the year or the maximum amount allowable but not less than the aforementioned amount as exempt interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

For the year ended December 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that Tax Free Bond designates $501,929 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Money Market Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.018	.030
Distributions from
Net investment income	(.001)	(.018)	(.030)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.07%	1.83%	3.06%
Ratios to average net assets: A
Net investment income	.08%	1.82%	3.00%
Total expenses	.73%	.68%	.68%
Expenses before offsets	.64%	.68%	.68%
Net expenses	.63%	.67%	.66%
Net assets, ending (in thousands)	$631,444	$760,722	$901,876

	Years Ended
	December 31,	December 31,
Class O Shares	2006	2005
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.028	.018
Distributions from
Net investment income		(.028)	(.018)
Net asset value, ending		$1.00	$1.00

Total return*		2.83%	1.79%
Ratios to average net assets: A
Net investment income		2.78%	1.77%
Total expenses		.69%	.69%
Expenses before offsets		.69%	.69%
Net expenses		.67%	.68%
Net assets, ending (in thousands)		$903,667	$987,404

See notes to financial highlights.

Money Market Portfolio
Financial Highlights

		Periods Ended
	June 16,	December 31,	December 31,
Institutional Class	2009 (y)	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021	.033
Distributions from
Net investment income	(.001)	(.021)	(.033)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.15%	2.09%	3.32%
Ratios to average net assets: A
Net investment income	.32% (a)	2.06%	3.26%
Total expenses	.57% (a)	.43%	.43%
Expenses before offsets	.57% (a)	.43%	.43%
Net expenses	.57% (a)	.42%	.41%
Net assets, ending (in thousands)	$0	$10,850	$15,806

		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.030	.021	.009
Distributions from
Net investment income	(.030)	(.021)	(.009)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.08%	2.09%	.90%(x)
Ratios to average net assets: A
Net investment income	3.00%	2.09%	.87%
Total expenses	.43%	.38%	.38%
Expenses before offsets	.43%	.38%	.37%
Net expenses	.41%	.37%	.37%
Net assets, ending (in thousands)	$11,533	$41,330	$29,729

See notes to financial highlights.

Tax-Free Bond Fund
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A shares	2009	2008	2007
Net asset value, beginning	$14.80	$16.24	$16.57
Income from investment operations
Net investment income	.54	.62	.62
Net realized and unrealized gain (loss)	.85	(1.44)	(.33)
Total from investment operations	1.39	(.82)	.29
Distributions from
Net investment income	(.54)	(.62)	(.62)
Net realized gain	(.03)	--	--
Total distributions	(.57)	(.62)	(.62)
Total increase (decrease) in net asset value	0.82	(1.44)	(.33)
Net asset value, ending	$15.62	$14.80	$16.24

Total return*	9.50%	(5.18%)	1.80%
Ratios to average net assets: A
Net investment income	3.11%	3.93%	3.79%
Total expenses	.92%	.93%	.91%
Expenses before offsets	.92%	.93%	.91%
Net expenses	.92%	.92%	.90%
Portfolio turnover	101%	48%	47%
Net assets, ending (in thousands)	$234,009	$49,369	$53,381

		Years Ended
		December 31,	December 31,
Class A Shares		2006	2005
Net asset value, beginning		$16.54	$16.64
Income from investment operations
Net investment income		.66	.68
Net realized and unrealized gain (loss)		.03	**
Total from investments		.69	.68
Distributions from
Net investment income		(.66)	(.68)
Net realized gain		--	(.10)
Total distributions		(.66)	(.78)
Total increase (decrease) in net asset value		.03	(.10)
Net asset value, ending		$16.57	$16.54

Total return*		4.25%	4.15%
Ratios to average net assets: A
Net investment income		3.93%	4.04%
Total expenses		.88%	.89%
Expenses before offsets		.82%	.89%
Net expenses		.80%#	.88%
Portfolio turnover		60%	116%
Net assets, ending (in thousands)		$52,855	$62,930

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(x) On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

(y) Institutional Class ceased operations on June 16, 2009.

* Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

** Amount was less than .001 per share.

# Net expenses would have been .86% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreements, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the applicable Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report, which indicated the following:

Money Market Portfolio. For the one-, three and five-year periods ended June 30, 2009, the Portfolio's performance was below the median of its peer group. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2009. The Board noted the relatively small difference in performance rankings among the portfolios in the Portfolio's peer group, as well as the peer group in which the independent third party had placed the Portfolio. The Board also took into account management's discussion of the Portfolio's performance, including the impact of current market conditions on the Portfolio's investment strategy. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

Tax-Free Bond Portfolio. For the one-, three- and five-year periods ended June 30, 2009, the Portfolio's performance was below the median of its peer group. The data also indicated that the Portfolio outperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Portfolio's performance and the measures that had been taken to address the Portfolio's performance. The Board also noted management's continued monitoring of such performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated the following:

Money Market Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor's decision to voluntarily reimburse a portion of the Fund's expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Tax-Free Bond Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses and the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. With respect to the Money Market Portfolio, the Board also noted that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board noted that each Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Tax-Free Bond Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered and that the Money Market Portfolio had reached such asset level and was currently realizing economies of scale in its advisory fee. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to them on a portfolio-by-portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Money Market Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices and performance of the Tax-Free Bond Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 61	Trustee	1976 (CTFR - 1980)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29
DOUGLAS E. FELDMAN, M.D. AGE: 61	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
JOHN G. GUFFEY, JR. AGE: 61	Trustee	1976 (CTFR - 1980)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 64	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 57	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 61	Trustee & Chair	1976 (CTFR - 1980)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 45	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 54	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	1999	Vice President of Fund Administration of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, within the exception of Mr. Silby whose address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI).You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SHAREHOLDER MEETING VOTING RESULTS

A joint special shareholder meeting was held on July 13, 2009, by the Calvert Tax-Free Reserves ("CTFR") Long-Term Portfolio ("CTFR Long-Term"), CTFR Limited-Term Portfolio ("CTFR Limited-Term") and CTFR Vermont Municipal Portfolio ("CTFR Vermont"), each a series of Calvert Tax-Free Reserves, and Calvert National Municipal Intermediate Fund ("Calvert Intermediate"), a series of Calvert Municipal Fund, Inc., for the purpose of considering and voting on the issues below. The voting results were as follows:

1. By CTFR Long-Term: To approve a change to the Principal Investment Strategies set forth in its prospectus.

For	Against	Abstain
1,527,543.051	255,922.137	41,399.800

2. By CTFR Limited-Term: To approve the merger of CTFR Limited-Term into Calvert-Tax Free Bond Fund.

For	Against	Abstain
5,566,152.243	507,198.999	218,579.547

3. By CTFR Vermont: To approve the merger of CTFR Vermont into Calvert-Tax Free Bond Fund.

For	Against	Abstain
1,588,462.368	357,799.798	81,035.694

4. By Calvert Intermediate: To approve the merger of Calvert Intermediate into Calvert-Tax Free Bond Fund.
For	Against	Abstain
2,113,657.890	198,036.838	93,650.246

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
	$	%*	$	% *

(a) Audit Fees	$69,300	0%	$32,450	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$11,990	0%	$5,686	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$81,290	0%	$38,136	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/09
$	%*	$	% *
$25,500	0%*	$4,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: March 4, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: March 4, 2010